Exhibit 99.1

ICON Leasing Fund Eleven, LLC

Portfolio Overview

Third Quarter 2013

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Disposition Following the Quarter	1

Portfolio Overview	2

Revolving Line of Credit	3

Performance Analysis	3

Transactions with Related Parties	3

Financial Statements	6

Forward Looking Statements	10

Additional Information	10

ICON Leasing Fund Eleven, LLC

As of February 21, 2014

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Eleven, LLC’s (the “Fund”) Portfolio Overview for the quarter ended June 30, 2013. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $365,198,690 commencing with our initial offering on April 21, 2005 through the closing of the offering on April 21, 2007.  Our operating period commenced in May 2007.  On March 26, 2012, our operating period was extended for three years with the intention of having a very limited liquidation period thereafter, if any. During our operating period, we will continue to seek to finance equipment subject to lease or to structure financings secured primarily by equipment.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended September 30, 2013:

Murray Energy Corporation
Investment Dates:	8/15/2013 9/12/2013	Collateral:	Mining equipment acquired for $1,979,000 and $15,107,000.
Structure:	Lease
Expiration Dates:	8/31/2016 9/30/2015
Purchase Price:	$1,979,000 $15,107,000
The Fund's Investment:	$1,979,000 $10,121,000

Disposition Following the Quarter

The Fund disposed of the following investment after the quarter ended September 30, 2013:

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Disposition Date:	10/7/2013
The Fund's Investment:	$6,663,000
Total Proceeds Received:	$11,607,000

ICON Leasing Fund Eleven, LLC

Portfolio Overview

As of September 30, 2013, our portfolio consisted of the following investments:

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Expiration Date:	9/30/2013

Heuliez SA
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	12/31/2014

ZIM Integrated Shipping Services, Ltd.
Structure:	Loan	Collateral:	The original collateral, consisting of four containership vessels, was sold during the period of November 2010 through March 2011. ZIM’s remaining payment obligations continue until September 2014.
Maturity Date:	9/30/2014

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016

NTS Communications, Inc.
Structure:	Loan	Collateral:	All of the telecommunications equipment and assets of NTS.
Maturity Date:	7/1/2017

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

ICON Leasing Fund Eleven, LLC

Portfolio Overview (continued)

Murray Energy Corporation:
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	8/31/2016 9/30/2015

Revolving Line of Credit
On May 10, 2011, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At September 30, 2013, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of September 30, 2013	$462,506,880
Leverage Ratio	0.04:1*
% of Receivables Collected in the Quarter Ended September 30, 2013	100%**

*    Leverage ratio is defined as total liabilities divided by total equity.
**   Collections as of January 7, 2013.

Transactions with Related Parties

We entered into certain agreements with our Manager and with ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to those parties. Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% on capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000 and 1.5% of capital raised over $100,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

Transactions with Related Parties (continued)
In accordance with the terms of our amended and restated limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments.  For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus. In addition, our Manager is reimbursed for administrative expenses incurred in connection with our operations. In connection with the investments made for the period January 1, 2013 through the date of this report, our Manager suspended the collection of acquisition fees of approximately $1,350,000.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Although our Manager continues to provide the services described above, during the three and nine months ended September 30, 2013, our Manager suspended the collection of management fees of approximately $140,000 and $922,000, respectively. Our Manager suspended the collection of management fees in the amounts of approximately $152,000 and $511,000 during the three and nine months ended September 30, 2012, respectively.

During the three and nine months ended September 30, 2013, our Manager suspended the collection of administrative expense reimbursements of approximately $110,000 and $435,000, respectively. During the three and nine months ended September 30, 2012, our Manager suspended the collection of administrative expense reimbursements of approximately $157,000 and $258,000, respectively.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We did not pay any distributions to our Manager during the three and nine months ended September 30, 2013 and the three months ended September 30, 2012. During the nine months ended September 30, 2012, we paid distributions to our Manager of $61,054. Additionally, our Manager’s interest in the net loss attributable to us was $16,095 and $11,589 for the three and nine months ended September 30, 2013, respectively. Our Manager’s interest in the net income attributable to us was $9,300 and $34,920 for the three and nine months ended September 30, 2012, respectively.

Transactions with Related Parties (continued)

Fees and other expenses paid or accrued by us to our Manager or its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2013	2012	2013	2012
ICON Capital, LLC	Manager	Administrative expense reinbursements (1)	$-	$-	$-	$403,145

(1) Amount charged directly to operations.

At September 30, 2013 and December 31, 2012, we had a net receivable of approximately $12,000 and $12,000, respectively, with our Manager and its affiliates primarily relating to certain proceeds collected by our Manager on our behalf.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	September 30,	December 31,
	2013
	(unaudited)	2012
Assets
Current assets:
Cash and cash equivalents	$10,248,163	$6,963,672
Current portion of net investment in notes receivable	9,274,543	6,492,866
Current portion of net investment in finance leases	1,363,571	5,370,040
Current portion of net investment in mortgage receivable	-	17,047,922
Asset held for sale	117,145	117,145
Other current assets	46,868	88,731
Deferred tax asset, net	-	1,415,947
Income tax receivable	1,525,563	-
Total current assets	22,575,853	37,496,323

Non-current assets:
Net investment in notes receivable, less current portion	8,191,794	12,028,654
Net investment in finance leases, less current portion	-	3,912,653
Leased equipment at cost (less accumulated depreciation of
$8,773,880 and $7,173,316, respectively)	21,615,234	5,798,515
Investment in joint ventures	11,789,833	141,496
Other non-current assets	85,946	83,096
Total non-current assets	41,682,807	21,964,414
Total assets	$64,258,660	$59,460,737

Liabilities and Equity
Current liabilities:
Accrued expenses and other liabilities	$2,275,828	$1,032,370
Total liabilities	2,275,828	1,032,370

Commitments and contingencies

Equity:
Members' equity:
Additional members	57,992,065	59,139,513
Manager	(2,642,184)	(2,630,595)
Accumulated other comprehensive income (loss)	256,357	(422,976)
Total members' equity	55,606,238	56,085,942
Noncontrolling interests	6,376,594	2,342,425
Total equity	61,982,832	58,428,367

Total liabilities and equity	$64,258,660	$59,460,737

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive (Loss) Income (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue and other income:
Finance income	$809,322	$1,671,836	$2,965,288	$5,044,150
Rental income	1,253,515	743,232	2,739,977	3,491,428
Income (loss) from investment in joint ventures	367,608	(351,470)	548,690	(11,088)
Gain on extinguishment of debt	-	-	-	2,052,960
Litigation settlement	-	-	-	171,100
Total revenue and other income	2,430,445	2,063,598	6,253,955	10,748,550

Expenses:
Administrative expense reimbursements	-	-	-	403,145
General and administrative	213,923	518,971	1,827,068	1,766,781
Vessel operating expense	-	-	-	1,047,506
Depreciation	804,020	398,271	1,600,564	2,520,256
Impairment loss	-	-	-	697,715
Credit loss reserve	2,323,655	-	2,323,655	-
Interest	24,681	21,441	218,637	293,218
Remarketing expense	913,891	-	913,891	-
Loss (gain) on derivative financial instruments	5,788	-	(15,071)	(75,922)
Loss on disposition of assets of foreign investment	-	-	610,732	-
Total expenses	4,285,958	938,683	7,479,476	6,652,699
(Loss) income before income taxes	(1,855,513)	1,124,915	(1,225,521)	4,095,851
Income tax (expense) benefit	-	(53,440)	109,616	(170,636)
Net (loss) income	(1,855,513)	1,071,475	(1,115,905)	3,925,215
Less: Net (loss) income attributable to noncontrolling interests	(245,929)	141,477	43,132	433,146
Net (loss) income attributable to Fund Eleven	(1,609,584)	929,998	(1,159,037)	3,492,069

Other comprehensive income:
Change in fair value of derivative financial instruments	-	-	-	144,331
Currency translation adjustments during the period	147,805	74,174	68,601	(32,078)
Currency translation adjustments reclassified to net loss	-	-	610,732	-
Total other comprehensive income	147,805	74,174	679,333	112,253
Comprehensive (loss) income	(1,707,708)	1,145,649	(436,572)	4,037,468
Less: comprehensive (loss) income attributable to noncontrolling interests	(245,929)	141,477	43,132	433,146
Comprehensive (loss) income attributable to Fund Eleven	$(1,461,779)	$1,004,172	$(479,704)	$3,604,322

Net (loss) income attributable to Fund Eleven allocable to:
Additional Members	$(1,593,489)	$920,698	$(1,147,448)	$3,457,149
Manager	(16,095)	9,300	(11,589)	34,920
	$(1,609,584)	$929,998	$(1,159,037)	$3,492,069

Weighted average number of additional shares of
limited liability company interests outstanding	362,656	362,656	362,656	362,656
Net (loss) income attributable to Fund Eleven per weighted
average additional share of limited liability company
interests outstanding	$(4.39)	$2.54	$(3.16)	$9.53

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional Shares of Limited Liability Company Interests			Accumulated Other Comprehensive Income (Loss)	Total Members' Equity
		Additional Members	Manager			Noncontrolling Interests	Total Equity

Balance, December 31, 2012	362,656	$59,139,513	$(2,630,595)	$(422,976)	$56,085,942	$2,342,425	$58,428,367

Net income	-	498,941	5,040	-	503,981	144,397	648,378
Disposition of assets of foreign investment	-	-	-	610,732	610,732	-	610,732
Currency translation adjustments	-	-	-	(137,136)	(137,136)	-	(137,136)
Cash distributions	-	-	-	-	-	(334,573)	(334,573)
Balance, March 31, 2013 (unaudited)	362,656	59,638,454	(2,625,555)	50,620	57,063,519	2,152,249	59,215,768

Net (loss) income	-	(52,900)	(534)	-	(53,434)	144,664	91,230
Currency translation adjustments	-	-	-	57,932	57,932	-	57,932
Cash distributions	-	-	-	-	-	(334,575)	(334,575)
Balance, June 30, 2013 (unaudited)	362,656	$59,585,554	$(2,626,089)	$108,552	$57,068,017	$1,962,338	$59,030,355

Net loss	-	(1,593,489)	(16,095)	-	(1,609,584)	(245,929)	(1,855,513)
Currency translation adjustments	-	-	-	147,805	147,805	-	147,805
Investment by noncontrolling interests	-	-	-	-	-	5,127,582	5,127,582
Cash distributions	-	-	-	-	-	(467,397)	(467,397)
Balance, September 30, 2013 (unaudited)	362,656	$57,992,065	$(2,642,184)	$256,357	$55,606,238	$6,376,594	$61,982,832

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net (loss) income	$(1,115,905)	$3,925,215
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Finance income	(344,633)	(693,587)
Rental income paid directly to lenders by lessees	-	(1,204,110)
(Income) loss from investment in joint ventures	(548,690)	11,088
Depreciation	1,600,564	2,520,256
Impairment loss	-	697,715
Credit loss reserve	2,323,655	-
Interest expense paid directly to lenders by lessees	-	219,296
Interest expense from amortization of debt financing costs	-	11,047
Gain on debt extinguishment	-	(2,052,960)
Remarketing expense	913,891	-
Gain on derivative financial instruments	(15,071)	(75,922)
Deferred tax benefit	1,415,947	(355,167)
Paid-in-kind interest income	(102,632)	-
Loss on disposition of assets of foreign investment	610,732	-
Changes in operating assets and liabilities:
Collection of finance leases	930,070	3,039,461
Other assets	53,663	(525,529)
Accrued expenses and other liabilities	186,484	(9,820)
Due from Manager and affiliates	(11,801)	(79,794)
Distributions from joint ventures	-	(37,053)
Income tax receivable	(1,525,563)	-
Net cash provided by operating activities	4,370,711	5,390,136
Cash flows from investing activities:
Investment in note receivable	(3,201,000)	(1,075,909)
Purchase of equipment	(17,085,838)	-
Proceeds from sales of leased equipment	5,094,877	6,885,831
Principal received on notes receivable	4,386,746	2,540,211
Principal received on mortgage note receivable	16,970,813	-
Investment in joint venture	(11,101,155)	-
Distributions received from joint ventures in excess of profits	1,508	948,546
Net cash (used in) provided by investing activities	(4,934,049)	9,298,679
Cash flows from financing activities:
Proceeds from revolving line of credit, recourse	-	5,000,000
Repayment of revolving line of credit, recourse	-	(5,000,000)
Repayment of long-term debt	-	(7,825,930)
Cash distributions to members	-	(6,105,318)
Investment by noncontrolling interest	4,978,027	-
Distributions to noncontrolling interests	(1,136,545)	(1,003,720)
Net cash provided by (used in) financing activities	3,841,482	(14,934,968)
Effects of exchange rates on cash and cash equivalents	6,347	(3,705)
Net increase (decrease) in cash and cash equivalents	3,284,491	(249,858)
Cash and cash equivalents, beginning of period	6,963,672	6,824,356
Cash and cash equivalents, end of period	$10,248,163	$6,574,498
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$-	$9,278
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on long-term debt paid
directly to lenders by lessees	$-	$1,204,110
Equipment purchased with remarketing liability	$181,890	$-
Acquisition fee paid by noncontrolling interest	$149,555	$-

ICON Leasing Fund Eleven, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Disposition Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.